UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): January 26, 2007

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Florida                       1-13219              65-0039856
  (State or other jurisdiction          (Commission         (I.R.S. Employer
        of incorporation)               File Number)       Identification No.)



                1661 Worthington Road
                      Suite 100
              West Palm Beach, Florida                          33409
       (Address of principal executive office)               (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             Exhibit Index on Page 4

Item 2.02         Results of Operations and Financial Condition
                  The news release of the Registrant dated January 26, 2007, announcing its fourth quarter and year 2006 results is attached hereto as Exhibit 99.1. The information in Exhibit
                  99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits

  (a) - (b)       Not applicable.

  (c)             Exhibits

                  99.1 Text of a press release by the Registrant dated January 26, 2007.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        OCWEN FINANCIAL CORPORATION
                                        (Registrant)


                                        By: /s/ DAVID J. GUNTER
                                            ------------------------------------
                                            David J. Gunter
                                            Senior Vice President and
                                            Chief Financial Officer



Date:    January 30, 2007


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

INDEX TO EXHIBIT



  Exhibit No.     Description                                               Page
  -----------     -----------                                               ----

     99.1         News release of Ocwen Financial Corporation, dated          5
                  January 26, 2007, announcing its fourth quarter and year 2006 results and certain other information.


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